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                                  EXHIBIT 23



                         INDEPENDENT AUDITORS' REPORT
                         ----------------------------



ES&L Bancorp, Inc.


We consent to the incorporation by reference in the Registration Statement of ES&L Bancorp, Inc. on Form S-8 of our report dated July 17, 1998 appearing in this Annual Report on Form 10-K of ES&L Bancorp, Inc. for this fiscal year ended June 30, 1998.



                                    /s/ Mengel, Metzger, Barr & Co., LLP


Elmira, New York
September 16, 1998